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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement                / / Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
/X/ Supplement to Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material under Rule 14a-12

                             Computer Horizons Corp.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.

(1)    Title of each class of securities to which transaction applies:

(2)    Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of transaction:

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(5)    Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)    Date Filed:

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                             COMPUTER HORIZONS CORP.
                            49 OLD BLOOMFIELD AVENUE
                      MOUNTAIN LAKES, NEW JERSEY 07046-1495

                          SUPPLEMENT TO PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 14, 2003

     The following information supplements and amends the Proxy Statement, dated April 10, 2003 (the "Proxy Statement"), of Computer Horizons Corp. ("Computer Horizons") furnished to shareholders in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of Computer Horizons for use at the 2003 Annual Meeting of Shareholders, which is scheduled to be held on Wednesday, May 14, 2003, at 10:00 a.m. local time at the Hanover Marriott, 1401 State Highway No. 10, Whippany, New Jersey and at any adjournments or postponements thereof (the "2003 Annual Meeting"). This Supplement, which should be read in conjunction with the Proxy Statement, is first being furnished to shareholders of Computer Horizons on or about May 13, 2003.

     Only holders of record of shares of common stock of Computer Horizons at the close of business on April 2, 2003 are entitled to receive notice of and to vote at the 2003 Annual Meeting.

     On April 14, 2003, Aquent LLC publicly announced its intention to solicit proxies to elect two individuals to Computer Horizons Board of Directors at the 2003 Annual Meeting. The two nominees that Aquent is seeking to place on the Board are referred to herein as the "Aquent Nominees." If elected, the Aquent Nominees would replace Thomas J. Berry and Rocco J. Marano. In addition, Aquent also is soliciting proxies to amend Computer Horizons' by-laws to authorize shareholders who own 10% or more of Computer Horizons' outstanding stock to call a special meeting of shareholders (the "Aquent Shareholder Proposal").

     THE BOARD RECOMMENDS THAT SHAREHOLDERS REJECT AQUENT'S PROXY SOLICITATION, THE AQUENT NOMINEES AND THE AQUENT SHAREHOLDER PROPOSAL. THE BOARD URGES SHAREHOLDERS TO VOTE FOR YOUR BOARD'S NOMINEES AND FOR PROPOSALS 2, 3 AND 4 AND VOTE AGAINST PROPOSAL 5 - THE AQUENT SHAREHOLDER PROPOSAL.

     PLEASE VOTE YOUR WHITE PROXY CARD TODAY - vote FOR your Board's nominees and FOR proposals 2, 3 and 4 and vote AGAINST proposal 5 - the Aquent shareholder proposal. Even if you have already voted, we ask that you vote the white proxy card. Only your latest dated proxy card will be counted.

                                        3
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                            MISCELLANEOUS INFORMATION

PARTICIPANTS IN THE SOLICITATION

     Under applicable regulations of the SEC, members of the Board and certain officers and employees of Computer Horizons may be deemed to be "participants" with respect to Computer Horizons' solicitation of proxies in connection with the 2003 Annual Meeting. Certain information concerning participants is set forth in the Proxy Statement, this Supplement and in Annex A hereto.

AMENDMENT TO NON-QUALIFIED SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENT

     On May 1, 2003, Computer Horizons amended the definition of "Change in Control" in the Non-Qualified Supplemental Retirement Benefit Agreements with William J. Murphy and Michael J. Shea. In general, a Change of Control is deemed to occur if a person or group acquires 20% or more of Computer Horizons' outstanding common stock, Computer Horizons shareholders approve, with certain exceptions, a disposition of the Company, or a majority of the directors are succeeded within a 24-month period by individuals not nominated or approved by the Board as previously constituted.

METHOD AND COST OF PROXY SOLICITATION

     As a result of the proxy contest initiated by Aquent LLC, Computer Horizons will incur substantial additional costs in connection with its solicitation of proxies. Computer Horizons has retained Morrow & Co., Inc. ("Morrow") to assist in the solicitation of proxies for a fee of $100,000 plus out-of-pocket expenses. Morrow will employ approximately 60 people to solicit proxies from Computer Horizons' shareholders. Computer Horizons has agreed to indemnify Morrow against certain liabilities arising out of or in connection with Morrow's engagement.

     Although no precise estimate can be made at the present time, Computer Horizons currently estimates the total expenses related to the solicitation of proxies from shareholders, in excess of those normally spent for an annual meeting, are expected to aggregate up to approximately $585,000 (exclusive of litigation), of which approximately $360,000 has been spent to date.

FORWARD-LOOKING STATEMENTS

     Certain statements made in this Supplement and other written or oral statements made by or on behalf of Computer Horizons may constitute "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and Computer Horizons' future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws.

                                        4
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Management believes that these forward-looking statements are reasonable;
however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. Computer Horizons undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

                                        5
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                                                                         ANNEX A

                     INFORMATION CONCERNING PARTICIPANTS IN
                           THE SOLICITATION OF PROXIES
                           BY COMPUTER HORIZONS CORP.

     Under applicable SEC regulations, each member of the Computer Horizons Board and certain officers and employees of Computer Horizons may be deemed a "participant" in the solicitation of proxies for the 2003 Annual Meeting. The following sets forth the name and the present principal occupation or employment, and the name and principal business address of any corporation or other organization in which such employment is carried on, of the persons who may be deemed participants. Unless otherwise indicated, the principal occupation refers to such person's position with Computer Horizons and the business address is Computer Horizons Corp., 49 Old Bloomfield Avenue, Mountain Lakes, New Jersey 07046-1495.

     The following table sets forth the name, principal occupation and principal business address of each of the director nominees, other than William J. Murphy, who is listed under the caption "Executive Officers" below:

   NAME                        PRINCIPAL OCCUPATION            BUSINESS ADDRESS
   Thomas J. Berry             Retired                         P.O. Box 447,
                                                               Lindsley Road, New
                                                               Vernon, New Jersey
                                                               07976

   Rocco J. Marano             Retired                         153 Van Houten,
                                                               Chatham, New Jersey
                                                               07928

   William M. Duncan           Senior Vice President           JPMorgan Chase
                               and Division                    1166 Avenue of the
                               Executive, JPMorgan             Americas, 17th F1oor
                               Chase Bank                      New York, New York
                                                               10036

   Earl L. Mason               Retired                         5  Covey Rise, Box
                                                               4105, Spring Island,
                                                               South Carolina 29910

   William J. Marino           President and Chief             Horizons Blue Cross
                               Executive Officer,              Blue Shield New

                                        6
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
                               Horizon Blue Cross              Jersey, 3 Penn Plaza
                               Blue Shield of New              East, Newark, NJ
                               Jersey                          07105

EXECUTIVE OFFICERS

     The principal occupations of each of Computer Horizons' executive officers who are deemed participants are set forth below:

NAME                                PRINCIPAL OCCUPATION
William J. Murphy                   President, Chief Executive Officer and Director
Michael J. Shea                     Chief Financial Officer

INFORMATION REGARDING ARRANGEMENTS WITH CERTAIN PARTICIPANTS

CHANGE OF CONTROL ARRANGEMENTS

     Messrs. Murphy and Shea are parties to employment agreements which contain change of control arrangements with Computer Horizons. These change of control arrangements may require Computer Horizons to make or provide certain payments and benefits to these executive officers in the event of a "change of control." In general, a Change of Control is deemed to occur if a person or group acquires 20% or more of Computer Horizons' outstanding common stock, Computer Horizons shareholders approve, with certain exceptions, a disposition of the Company, or a majority of the directors are succeeded within a 24-month period by individuals not nominated or approved by the Board as previously constituted.

     Messrs. Murphy and Shea are parties to Non-Qualified Supplemental Retirement Benefit Agreements which contain change of control arrangements with Computer Horizons. As disclosed elsewhere in this Supplement, the definition of change of control was changed on May 1, 2003.

INFORMATION REGARDING OWNERSHIP OF COMPUTER HORIZONS' SECURITIES BY PARTICIPANTS

     The following table sets forth the beneficial ownership of equity securities of Computer Horizons as of April 2, 2003 for certain participants in this solicitation (rounded down to the nearest whole share where applicable). Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person has sole voting and dispositive power.

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
                                          NUMBER           NUMBER OF
NAME AND ADDRESS                          OF SHARES        EXERCISABLE
OF BENEFICIAL OWNER                       OWNED            OPTIONS             TOTAL
William J. Murphy                         23,689             125,000          148,689

Michael J. Shea                           13,656              30,000           43,656


INFORMATION REGARDING TRANSACTIONS IN COMPUTER HORIZONS' SECURITIES BY PARTICIPANTS

     The following table sets forth purchases and sales of Computer Horizons' equity securities by the participants listed below since May 12, 2001. Unless otherwise indicated, all transactions were effected in the public market

                                                                             Number of Shares of
                                                                             Common Stock and
                                                                             Options to Purchase
                                                                             Shares of Common
                                                                             Stock Acquired
                      Name                        Date                       or (Disposed of)
                      ----                        ----                       -------------------
Directors:            Rocco Marano                12/1/01                          (10,500)
                      William M. Duncan           4/10/02                             (300)

Officers:             William Murphy              7/6/01                             2,746
                                                  10/4/01                            2,843
                                                  1/4/02                             1,386
                                                  1/8/02                              (500)
                                                  4/3/02                             2,356
                                                  6/17/02                             (500)
                                                  7/1/02                             2,198
                                                  10/2/02                            2,293
                                                  12/19/02                            (500)
                                                  2/11/03                         (211,600)(1)

Michael Shea                                      2/11/03                          (43,250)(1)

(1) Such shares are subject to stock options which were cancelled on February 11, 2003 pursuant to Computer Horizons stock option exchange program.

                                        8
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MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

     Except as described in this Annex A, the Proxy Statement or the Supplement, neither any participant nor any of their respective associates or affiliates (together, the "Participant Affiliates"), is either a party to any transaction or series of transactions since December 31, 2001, or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which Computer Horizons or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $60,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Annex A, the Proxy Statement or the Supplement, no participant or Participant Affiliate directly or indirectly beneficially owns any securities of Computer Horizons or any securities of any subsidiary of Computer Horizons.

     Except as described in this Annex A, the Proxy Statement or the Supplement, no participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by Computer Horizons or any of its affiliates or any future transactions to which Computer Horizons or any of its affiliates will or may be a party. Except as described in this Annex A, the Proxy Statement or the Supplement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate within the past year with any person with respect to any securities of Computer Horizons.

                                        9
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                                   IMPORTANT!

- IF YOU HAVE NOT YET VOTED, PLEASE SIGN, DATE AND RETURN THE WHITE PROXY CARD VOTING FOR PROPOSALS 1 THROUGH 4 AND AGAINST PROPOSAL 5.

- EVEN IF YOU HAVE ALREADY VOTED, WE ASK YOU TO RECONFIRM YOUR VOTE BY SIGNING, DATING AND RETURNING THE WHITE PROXY CARD - REMEMBER; ONLY THE LATEST DATED CARD COUNTS. PLEASE VOTE FOR PROPOSALS 1 THROUGH 4 AND AGAINST PROPOSAL 5.

- WE URGE YOU NOT TO SIGN ANY GOLD PROXY CARD SENT TO YOU BY AQUENT, NOT EVEN AS A VOTE OF PROTEST.

- IF YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR BANK, YOU MUST RETURN YOUR WHITE PROXY IN THE ENVELOPE PROVIDED BY YOUR BROKER OR BANK IN ORDER FOR YOUR SHARES TO BE VOTED AS RECOMMENDED BY YOUR BOARD.

IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES, PLEASE CALL OUR PROXY
SOLICITOR:

                      MORROW & CO., INC. AT (800) 607-0088

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